Exhibit 99.1

Forma Therapeutics Announces Appointment of Industry Veteran John E. Bishop, Ph.D., as Chief Technology Officer

WATERTOWN, Mass. – June 14, 2021 – Forma Therapeutics Holdings, Inc. (Nasdaq: FMTX), a clinical-stage biopharmaceutical company focused on rare hematologic diseases and cancers, today announced the appointment of John E. Bishop, Ph.D., to the leadership team as senior vice president and chief technology officer. In this role, Dr. Bishop will lead chemistry, manufacturing and control (CMC)-related functions and quality, encompassing Forma’s early pipeline through commercial product.

“We are fortunate to welcome John to Forma at this pivotal time in Forma’s history,” said Frank Lee, chief executive officer of Forma. “John’s extensive expertise in small-molecule pharmaceuticals and proven track record as a leader will help to expedite drug development and commercialization at Forma, speeding us on our mission of transforming the lives of patients with rare hematologic diseases and cancers.”

Dr. Bishop’s background includes extensive expertise with CMC development in oncology and hematology. Prior to joining Forma, Dr. Bishop served as senior vice president of pharmaceutical sciences at Epizyme, Inc., where he was a member of the executive team and held overall responsibility for the CMC and quality assurance (QA) functions. Prior to Epizyme, Dr. Bishop held positions of increasing responsibility, including as senior vice president at Momenta Pharmaceuticals, Inc. While at Momenta, Dr. Bishop planned and oversaw expansion of the company’s CMC & QA functions from an ad hoc, three-scientist operation to 130 full-time employees. He also developed and executed successful CMC strategies for Momenta’s generic versions of two complex drugs, enoxaparin sodium (LOVENOX®) and glatiramer acetate (COPAXONE®) which led to Momenta’s establishment of a broad biosimilar portfolio.

“I look forward to this opportunity to help Forma further establish and scale a truly groundbreaking technical organization that will enable the company to innovate in disease areas in urgent need of new solutions,” said Dr. Bishop. “I believe the team at Forma is applying world-class science and a sincere commitment to patients, and I’m delighted to join this passionate group.”

About Forma Therapeutics

Forma Therapeutics is a clinical-stage biopharmaceutical company focused on the research, development and commercialization of novel therapeutics to transform the lives of patients with rare hematologic diseases and cancers. Our R&D engine combines deep biology insight, chemistry expertise and clinical development capabilities to create drug candidates with differentiated mechanisms of action focused on indications with high unmet need. Our work has generated a broad proprietary portfolio of programs with the potential to provide profound patient benefit. For more information, please visit www.FormaTherapeutics.com or follow us on Twitter @FORMAInc and LinkedIn.

Forward-looking Statements

This press release may contain forward-looking statements and information within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as “may,” “will,” “could,” “would,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavors,” “potential,” “continue,” “target” or the negative of such words or other similar expressions can be used to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The express or implied forward-looking statements included in this press release are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation risks set forth under the caption “Risk Factors” in Forma’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, as well as other risks detailed in our subsequent filings with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although Forma believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, except as required by law, neither Forma nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements included in this press release. Any forward-looking statement included in this press release represents Forma’s views only as of the date on which it was made. Forma undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Media Contact:

Adam Silverstein, +1 917-697-9313

Porter Novelli

adam.silverstein@porternovelli.com

Investor Contact:

Mario Corso, +1 781-366-5726

Forma Therapeutics

mcorso@formatherapeutics.com